SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant            ☒

Filed by a Party other than the Registrant        ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use
of the Commission
Only (as permitted by
Rule 14a-6(e)(2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-(11(c) or Rule 14a-12

ADSTAR, INC.

(Name of Registrant as Specified in Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒              No Fee required

October 13, 2004

Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of AdStar, Inc. to be held on Thursday, November 11, 2004, at 9:00 a.m., Eastern time, at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 10022.

     At this year’s meeting you will be asked to elect five directors; to consider and approve the AdStar, Inc. 2004 Stock Option Plan; to amend AdStar’s Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000, and to ratify the selection of the Company’s independent auditors. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

     Your Board of Directors unanimously believes that the election of its nominees for directors, the approval of our 2004 Stock Option Plan, the increase in the number of authorized shares of common stock and the ratification of its selection of independent auditors are in the best interests of AdStar and its stockholders, and, accordingly, recommends a vote FOR the election of the nominees for director and FOR proposals 2, 3 and 4.

     In addition to the formal business to be transacted at the Annual Meeting, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders. I personally look forward to greeting those AdStar stockholders able to attend the meeting.

     Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented. Therefore, please promptly complete, sign, date, and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. You are, of course, welcome to attend the Annual Meeting and vote in person even if you previously returned your proxy card.

     Thank you.

Sincerely,

Leslie Bernhard,
President and Chief Executive Officer

ADSTAR, INC.
4553 Glencoe Avenue
Marina del Rey, California 90292

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 11, 2004

To the Stockholders of AdStar, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AdStar, Inc. (the “Company”) will be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 10022 on November 11, 2004, at 9:00 a.m., Eastern time, for the following purposes:

1.	To elect five directors of the Company, each to serve for a term of one year.

2.	To consider and approve the AdStar, Inc. 2004 Stock Option Plan.

3.	To amend AdStar’s Certificate of Incorporation to increase the number of shares of authorized common stock from 20,000,000 to 40,000,000.

4.	To ratify the appointment of BDO Seidman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only the stockholders of record at the close of business on September 27, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors

/s/ ELI ROUSSO

Eli Rousso,
Corporate Secretary

Dated: October 13, 2004

ADSTAR, INC.

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AdStar, Inc., a Delaware corporation (the “Company” or “AdStar”), of proxies in the form enclosed for the Annual Meeting of Stockholders to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 10022 on November 11, 2004 at 9:00 a.m., Eastern time, and for any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting.

Record Date and Quorum

     Only stockholders of record at the close of business on September 27, 2004 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 14,460,966 outstanding shares of common stock, par value $.0001 per share, (“Common Stock”) and 2,000,000 outstanding shares of Series B-2 convertible preferred stock, par value $.0001 per share, (“Series B-2 Preferred”). At the Annual Meeting, each share of Common Stock and Series B-2 Preferred is entitled to one vote. In the aggregate, 16,460,966 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

Voting of Proxies

     The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement; (ii) for approval of the AdStar, Inc. 2004 Stock Option Plan; (iii) for amendment of the Certificate of Incorporation to increase the number of authorized shares from 20,000,000 to 40,000,000 shares; (iv) for ratification of the appointment of BDO Seidman LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004; and (v) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

     Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to approve the 2004 AdStar Stock Option Plan and to ratify the appointment of independent auditors. Approval of the proposed amendment to the certificate of incorporation to increase the number of authorized common stock to 40,000,000 requires the affirmative vote of a majority of all outstanding shares of common stock and Series B-2 Preferred entitled to vote thereon.

Revocability of Proxy

     A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Secretary of AdStar at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

     We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of AdStar telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     At this meeting five (5) directors are to be elected to serve for one-year terms, each to hold office until his successor is duly elected and qualified. It is not contemplated that any nominee will be unable to serve as a director, but if such contingency should occur prior to the meeting, the persons named as proxies in the enclosed proxy or their substitutes will have the right to vote for substitute nominees. The nominees were selected by the Board of Directors of AdStar and, except Arthur Salzfass, are all currently Directors. The first three nominees are also officers of AdStar. Certain information with respect to each nominee is stated below.

Directors Nominated for One-Year Terms:

     Our executive officers and directors and their respective ages are as follows:

			Position
Name	Age	Position	Since
Leslie Bernhard	59	President, Chief Executive Officer and Director	1991
Eli Rousso	67	Executive Vice President, Chief Technology Officer, Secretary, Treasurer, and Director	1991

			Position
Name	Age	Position	Since
Jeffrey Baudo	57	Senior Vice President, Chief Operating Officer, and Director	2001
Richard Salute (1)	57	Director	2003
Arthur Salzfass	69	Director	Director from 2000 to 2002

(1)	Members of the compensation and the audit committees of the Board of Directors.

     Leslie Bernhard, one of our co-founders, has been a senior executive since the organization of our predecessor in 1986 and has served as our President and Chief Executive Officer since 1991. Ms. Bernhard also serves on the Board of Directors of Milestone Scientific, Inc., a developer and manufacturer of medical and dental equipment. Ms. Bernhard holds a B.S. degree from St. John’s University. Ms. Bernhard is the sister of Mr. Baudo.

     Eli Rousso, our other co-founder, has been a senior executive since the organization of our predecessor in 1986 and has served as our Executive Vice President and Chief Technology Officer since 1991. Mr. Rousso holds a B.S. degree in Electrical Engineering from Massachusetts Institute of Technology (MIT) and has completed graduate work at the Polytechnic Institute (New York).

     Jeffrey Baudo joined us as Chief Operating Officer in January 2001 and became a director in February 2001. Prior to joining AdStar, Mr. Baudo, served as president and COO of the publishing division of United Advertising Publications. Mr. Baudo holds a B.A. degree from St. Johns University. Mr. Baudo is the brother of Ms. Bernhard.

     Richard Salute, a director, has been a partner in J. H. Cohn, a public accounting firm, since February 2004. Previously, since January 2002, he was a private investor. Prior thereto he was a partner with Arthur Andersen for more than five years. Mr. Salute has been nominated to the Board of Directors of Copytel, Inc., a developer and distributor of flat panel displays and encryption devices. He is a Certified Public Accountant, licensed to practice in New York, New Jersey and Connecticut. Mr. Salute holds a B.A. degree from Adelphi University.

     Arthur Salzfass has been chairman of Book Marketing Works, LLC, a provider of web-enabled marketing services to book publishers for more than five years. He is also a director of Star Struck, Inc., a distributor of sports and jewelry products. Mr. Salzfass received a Bachelor’s degree from Columbia University and an MBA from the Harvard Business School.

     All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. All of the nominees, except Arthur Salzfass, are currently members of the Board of Directors, and all nominees have been approved, recommended and nominated for re-election to the Board of Directors by the Nominating and Corporate Governance Committee and by the Board of Directors.

The Board of Directors Recommends a
Vote FOR the Election of the Foregoing Nominees and
Proxies that are Returned will be so Voted
Unless Otherwise Instructed.

*    *    *    *    *

Communications with our Board of Directors

     Our stockholders may contact our board of directors or a specified individual director by writing to the Corporate Secretary, AdStar, Inc., 4553 Glencoe Avenue, Marina del Rey, California 90292. The Corporate Secretary shall forward all such communications (excluding routine advertisements, business solicitations and communications that he or she, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of our board of directors, or, if applicable, to the individual director(s) named in the correspondence with a courtesy copy to the chairman of our board of directors.

     It is AdStar’s policy that directors are invited and encouraged to attend the Annual Meeting. All of our then directors attended the 2003 Annual Meeting.

Board of Directors Meetings and Committees

     During the year-ended December 31, 2003, the Board held 5 meetings, the Audit Committee 4 meetings, and the Compensation Committee 1 meeting. There were no meetings of the Nominating Committee, which was formed in August, 2004. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served.

Compensation Committee

     The Compensation Committee was established in 1999, and reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of Stephen Zelnick (who is not a candidate for re-election to the Board) and Richard Salute.

Audit Committee

     The Audit Committee was established in 1999 to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2003 and met with the management of the Company to discuss such audited financial statements. The Audit Committee has discussed with the Company’s former independent accountants, BDO Seidman LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61. The Audit Committee has received the written disclosures and the letter from BDO Seidman LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has discussed with BDO Seidman LLP its independence from management and the Company. BDO Seidman LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB. The Audit Committee is comprised of Stephen Zelnick and Richard Salute, both of whom are “independent” (as defined in under relevant the National Association of Securities Dealers listing standards).

     The Audit Committee Charter was annexed as Appendix II to our 2001 proxy statement.

Nominating Committee

     The Company resolved to form a nominating committee on August 12, 2004. The committee and will consist of directors qualified as “Independent” (as defined under the Nasdaq listing standards) elected at our upcoming Annual Meeting of Stockholders.

     The Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; also - the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

     The stockholder recommendation and information described above must be sent to the Company’s Corporate Secretary at 4553 Glencoe Avenue, Suite #300, Marina del Rey, California 90292 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

     The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

     The Nominating Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that the Nominating Committee might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

     The Nominating Committee Charter is posted on our website.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our common stock as of September 22, 2004 by:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares;

•	each of our directors;

•	each executive officer named in the Summary Compensation Table below;

•	all of our directors and executive officers as a group.

     Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

	Shares of
	Common Stock
	Beneficially	Percentage of
Name of Beneficial Owner (1)	Owned (2)	Ownership
Leslie Bernhard (3)	860,054	6.6%
Eli Rousso (3)	887,891	6.8%
Jeffrey Baudo (4)	253,800	2.0%
Anthony J. Fidaleo (8)	26,667	*
Stephen A. Zelnick (5)	149,477	1.2%
Richard Salute(9)	75,000	1.0%
Chester L. F. Paulson (6)	1,429,549	9.4%
Tribune Company (7)	3,443,457	21.0%
All Directors and Officers (8 persons) as a group	2,252,973	15.2%

*	less than 1%

(1)	The addresses of the persons named in this table are as follows: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, and Anthony Fidaleo, c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 300, Marina del Rey, CA 90292; Stephen A. Zelnick, c/o Morse Zelnick, Rose & Lander, 405 Park Avenue, New York, NY 10022; Richard Salute, 7 Lori Court, Woodbury, New York, 11797; Chester L. F. Paulson, c/o Paulson Capital Corp. 811 SW Naito Parkway, Suite 200, Portland, OR 97204; and Tribune Company, 435 N. Michigan Ave. Chicago IL, Attn: General Counsel

(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this report upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the date of filing this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. On September 22, 2004, 14,460,966 shares of Common Stock were outstanding.

(3)	Includes an aggregate of 110,054 shares in respect of which Ms. Bernhard and Mr. Rousso have voting power. Additionally, Ms. Bernhard and Mr. Rousso each have options to purchase 100,000 and 150,000 shares of AdStar common stock at $0.81 and $0.60 per share, respectively, exercisable within 60 days.

(4)	Consists of options to purchase 100,000 and 150,000 shares of AdStar common stock, at $1.25 and $0.60 per share, exercisable within 60 days.

(5)	Includes: (i) options to purchase 50,000 shares of common stock of AdStar, at $0.60 per share, and warrants to purchase 25,000 shares of AdStar common stock, at $1.07 per share, exercisable within 60 days; and (ii) 24,477 shares of common stock of AdStar which represents Mr. Zelnick’s proportionate interest in 97,906 shares beneficially owned by a nominee of Morse, Zelnick, Rose & Lander, LLP, of which Mr. Zelnick is a member. The filing of this report shall not be construed as an admission that Mr. Zelnick is the beneficial owner of any of the shares owned by the nominee for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

(6)	Consists of 521,433 shares of common stock of AdStar and the currently exercisable common stock purchase warrants listed below:

(i)	24,116 exercisable at $0.75

(ii)	350,000 exercisable at $1.07

(iii)	165,200 exercisable at $1.80

(iv)	185,953 exercisable at $1.87

(v)	139,000 exercisable at $7.20

(vi)	50,000 exercisable at $9.00

(7)	Consists of 1,443,457 shares of common stock of AdStar and 2,000,000 of Series B-2 Preferred Stock, which currently convert into Common Stock on a 1 for 1 basis.

(8)	Consists of options to purchase 20,000 shares of common stock of Adstar at $1.06 per share, and 6,667 shares of common stock of Adstar at $2.06 per share, exercisable within 60 days.

(9)	Consists of options to purchase 75,000 shares of common stock of Adstar at $0.94 per share exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with, with the following exceptions: (i) Richard Salute, a Non-employee Director, did not timely file his Initial Statement of Beneficial Ownership of Securities on Form 3; (ii) Anthony J. Fidaleo,

our Chief Financial Officer, did not timely file one Change in Beneficial Ownership on Form 4. With respect to any former directors, officers, and ten percent (10%) stockholders of AdStar, AdStar does not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

EXECUTIVE OFFICERS

     The following table sets forth the names, ages and principal position, of the executive officers of the Company:

Our executive officers and directors and their respective ages are as follows:

			Director
Name	Age	Position	Since
Leslie Bernhard	59	President, Chief Executive Officer and Director	1991

Eli Rousso	67	Executive Vice President, Chief Technology Officer,
		Secretary, Treasurer, and Director	1991

Jeffrey Baudo	57	Senior Vice President, Chief Operating Officer, and Director	2001

Anthony J. Fidaleo	45	Vice President and Chief Financial Officer

Stephen A. Zelnick (1)	66	Director	2002

Richard Salute (1)	58	Director	2003

(1)	Members of the compensation committee and the audit committee of the Board of Directors.

     Leslie Bernhard, one of our co-founders, has served as our President and Chief Executive Officer since the organization of our predecessor in 1986. Ms. Bernhard holds a B.S. degree from St. John’s University. Ms. Bernhard is the sister of Mr. Baudo.

     Eli Rousso, our other co-founder, has served as our Executive Vice President and Chief Technology Officer since the organization of our predecessor in 1986. Mr. Rousso holds a B.S. degree in Electrical Engineering from Massachusetts Institute of Technology (MIT) and has completed graduate work at the Polytechnic Institute (New York).

     Jeffrey Baudo joined us as Chief Operating Officer in January 2001 and became a director in February 2001. Prior to joining AdStar, Mr. Baudo, served as president and COO of the publishing division of United Advertising Publications. Mr. Baudo holds a B.A. degree from St. Johns University. Mr. Baudo is the brother of Ms. Bernhard.

     Anthony J. Fidaleo joined us as Chief Financial Officer in June 2002 and became Vice President of Finance in September 2002. Prior to joining AdStar, Mr. Fidaleo served in a consulting capacity, as acting Chief Financial Officer or Vice President Controller, over the past 5 years primarily servicing the technology sector with Companies such as Autobytel.Inc. and L90. Inc. Between 1992 and 1997 Mr. Fidaleo served as Chief Financial Officer of privately held national companies American Dawn, Inc. and Vagabond Inns, Inc. Mr. Fidaleo was in public accounting from 1982 through 1992, primarily with BDO

Seidman, LLP where he attained the level of audit senior manager. Mr. Fidaleo is a CPA and holds a B.S. degree in Accounting from California State University at Long Beach.

     Stephen A. Zelnick, a director, has been a partner in the law firm Morse, Zelnick, Rose & Lander, LLP since its inception in August 1995. Mr. Zelnick also serves on the Board of Directors of DAG Media, Inc. a publisher of classified telephone directories. Mr. Zelnick holds a B.S. degree in Economics with an accounting major from the Wharton School of the University of Pennsylvania in 1957 and an LLB from Yale Law School in 1960.

     Richard Salute, a director, has been a partner in J. H. Cohn, a public accounting firm, since February 2004. Previously, since January 2002, he was a private investor. Prior thereto he was a partner with Arthur Andersen for more than five years. Mr. Salute has been nominated to the Board of Directors of Copytel, Inc., a developer and distributor of flat panel displays and encryption devices. He is a Certified Public Accountant, licensed to practice in New York, New Jersey and Connecticut. Mr. Salute holds a B.A. degree from Adelphi University.

PROPOSAL NO. 2

APPROVAL OF THE 2004 ADSTAR, INC.
STOCK OPTION PLAN

     AdStar’s Board adopted the 2004 Stock Option Plan (the “2004 Plan”), subject to stockholder approval, which provides for the grant to our employees, directors and consultants of incentive and non-qualified stock options to purchase 1,200,000 shares of Common Stock.

     The purpose of the 2004 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to AdStar through recognition and the opportunity for stock ownership. The Compensation Committee of the Board will administer the 2004 Plan.

     The following description of the 2004 Plan is a summary and is qualified in its entirety by reference to the 2004 Plan, a copy of which is annexed hereto as Appendix A to this proxy statement.

Eligibility

     Under the 2004 Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. The 2004 Plan and will expire 10 years from the date of stockholder approval.

Terms of Options

     The 2004 Plan permits the granting of both incentive stock options and nonqualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of AdStar’s outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation Committee may determine at the time it grants options.

Federal Income Tax Consequences

     Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require a recipient to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, a recipient will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. AdStar will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the recipient is in receipt of income in connection with the exercise of a non-qualified stock option.

     Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to AdStar or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Equity Compensation Plan Information

Securities Authorized for Issuance Under Equity Compensation Plans

     To attract and retain the personnel necessary for our success, we adopted our 1999 Stock Option Plan (the “Plan”) and reserved 1,500,000 shares of stock for future grants under it. Pursuant to the Plan, our officers, directors and key employees and consultants are eligible to receive grants of incentive and/or non-incentive stock options covering up to 1,500,000 shares of Common Stock. The purpose of the Plan is to provide a flexible framework that permits the Board to develop and implement stock-based incentive compensation programs based on changing needs in our competitive market. In addition, the Plan provides that the maximum term for options granted under the plan is 10 years and that the exercise price for the options may not be less than the fair market value of our Common Stock on the date of grant. Options granted to stockholders owning more than 10% of our outstanding Common Stock must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of our Common Stock on the date of the grant.

     The following table summarizes as of December 31, 2003 the (i) options granted under the Plan and (ii) all other securities subject to contracts, options, warrants and rights or authorized for future issuance outside the Plan. The shares covered by outstanding options or authorized for future issuance are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

Equity Compensation Plan Table
Number of securities
	Number of	Weighted-	remaining available
	securities to be	average	for future issuance
	issued upon	exercise price	under equity
	exercise of	of outstanding	compensation plans
	outstanding	options,	(excluding securities
	options, warrants	warrants and	reflected in column
	and rights	rights	(a))
	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	1,139,619	$1.05	285,687

Equity Compensation Plans Not Approved By Security Holders	909,000	$2.97	201,882 (1)

Total	2,048,619	$1.90	487,569

(1)	Reflect shares of AdStar Common Stock under the Vendor Plan described below.

The equity compensation not approved by security holders referred to in the table above includes:

•	Grants of an aggregate of 180,000 non-qualified Common Stock purchase options to certain consultants for Investor Relation services and to our non-employee directors for their services. The details of the grants are as follows: (1) 25,000 options to a consultant exercisable at $10.00 per share, expiring in March 2005, (2) 30,000 options to a consultant exercisable at $1.99 per share, expiring in November 2008, (3) 50,000 options exercisable at $0.60 per share, expiring on the earlier of thirty days from such directors termination of his position or January 27, 2007 and (4) 75,000 options exercisable at $0.94 per share, expiring on the earlier of thirty days from such directors termination of his position or on January 28, 2008.

•	An issuance of 50,000 Common Stock Purchase warrants exercisable at $2.00 per share, expiring on October 1, 2005, to a consultant for services to be rendered.

•	Issuances of an aggregate of 679,000 Common Stock Purchase warrants for services rendered by the Underwriter in our public offerings, and the Placement Agent in our private offerings, of securities. The details of the warrants are as follows: (1) 200,000 Common Stock Purchase warrants exercisable at $7.20 per share, expiring on December 16, 2004; (2) 200,000 Common Stock Purchase warrants exercisable at $1.80 per share, expiring on September 25, 2005; (3) 120,000 Common Stock Purchase warrants exercisable at $0.75 per share, expiring on January 16, 2007; and (4) 159,000 Common Stock Purchase warrants exercisable at $1.87 per share, expiring on March 31, 2009.

•	In addition we established a plan (the “Vendor Plan”) to pay vendors, who are accredited investors (as defined under Rule 215 of the Securities Act of 1933), in shares of our Common Stock, valued at fair market value, for goods or services. Up to 400,000 shares may be issued under the Vendor Plan. Under the Vendor Plan, as of December 31, 2003, an

aggregate of 199,661 shares of Common Stock had been issued leaving 201,882 shares available for future issuance.

The Board of Directors Unanimously Recommends A Vote FOR the Approval of the
AdStar 2004 Stock Option Plan.

PROPOSAL NO. 3

AMENDMENT OF CERTIFICATE OF INCORPORATION
TO INCREASE NUMBER OF AUTHORIZED SHARES

     AdStar’s Certificate of Incorporation, as amended, currently authorizes the issuance of 20,000,000 shares of common stock and 5,000,000 shares of preferred stock. On August 12, 2004, AdStar’s Board adopted a resolution, subject to stockholder approval, to amend Article Four of AdStar’s Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000.

     AdStar’s Board believes that the proposed increase in the number of shares of authorized common stock is appropriate so that shares will be available, if needed, for issuance in connection with future equity financings, possible acquisitions, stock splits, stock dividends, employee benefit plans and for other proper corporate purposes without further action by AdStar’s stockholders, except as required by applicable law, regulation or rule. AdStar has no present agreements or plans to issue any of these shares.

     Of the currently authorized shares of common stock, 14,460,966 were outstanding as of September 22, 2004 and approximately 1,500,000 are reserved for issuance pursuant to options which may be granted under AdStar’s 1999 Stock Option Plan, the Vendor Compensation Plan, currently outstanding options and warrants and for conversion of the Series B Stock. As a result, AdStar has only approximately 4,039,034 unreserved shares of common stock available for issuance.

     AdStar’s stockholders, under its Certificate of Incorporation, do not have preemptive rights to subscribe to additional securities that may be issued by AdStar. This means that current stockholders do not have a prior right to purchase any new issue of AdStar capital stock in order to maintain their proportionate ownership of common stock. In addition, if AdStar issues additional shares of common stock or other securities convertible into common stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized common stock could also discourage or hinder efforts by other parties to obtain control of AdStar, thereby having an anti-takeover effect. The increase in authorized shares of common stock is not being proposed in response to any known threat to acquire control of AdStar.

The Board unanimously recommends a vote FOR this proposal.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

AdStar is recommending that the stockholders ratify the appointment of BDO Seidman LLP as its independent public accountants for 2004. BDO Seidman LLP audited AdStar’s financial statements for the fiscal year ended December 31, 2003. The report of BDO Seidman LLP with respect to AdStar’s financial statements appears in AdStar’s annual report for the fiscal year ended December 31, 2003. A representative of BDO Seidman LLP will attend the meeting by telephone and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions through conference telephone. In the event the stockholders fail to ratify the appointment, AdStar’s Board will consider it a directive to consider other Independent Public Accountants for the subsequent year.

The Board of Directors Recommends a Vote FOR the Ratification of the
Appointment of BDO Seidman LLP for Fiscal Year 2004 and
Proxies that are Returned will be so Voted
Unless Otherwise Instructed.

AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of two non-management Directors and operates pursuant to a written Charter. During fiscal 2003, the Audit Committee held four meetings and four private sessions with the independent auditors. The Audit Committee’s purpose is to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, (iv) the performance of our internal audit function and independent auditors and (v) our management of market, credit, liquidity and other financial and operational risks; to decide whether to appoint, retain or terminate our independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report. The Board of Directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that each member of the Audit Committee is “independent” within the meaning of the rules of both Nasdaq and the SEC. The Board of Directors has also determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under the rules of Nasdaq, and that Mr. Salute is an “audit committee financial expert” within the meaning of the rules of the SEC.

     Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

     In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from its independent auditors required by

Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors, BDO Seidman LLP, the auditors’ independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

     During fiscal 2003, the Audit Committee performed all of its duties and responsibilities under the Audit Committee Charter. The Audit Committee has reviewed and discussed with management AdStar’s audited statements for the year ended December 31, 2003. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements of AdStar for fiscal 2003 be included in its Annual Report on Form 10-KSB for such fiscal year.

Submitted by the Audit Committee

Richard Salute, Chairperson

Audit Committee Matters and Fees Paid to Independent Auditors

     Under its charter, the Audit Committee must pre-approve all engagements of our independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the Audit Committee before the filing of the preceding year’s Annual Report on Form 10-KSB. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. At each subsequent Audit Committee meeting, the Audit Committee will receive updates on the services actually provided by the independent auditor, and management may present additional services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. This might occur, for example, if we proposed to execute a financing on an accelerated timetable. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

     Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of BDO Seidman LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

Audit Committee Pre-Approved Policies and Procedures

     The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company’s independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

PRINCIPAL ACCOUNTING FEES AND SERVICES

     The aggregate fees billed by our principal accounting firm, BDO Seidman, LLP, for fees billed for fiscal years ended December 31, 2003 and 2002 are as follows:

	2003		2002(1)
Audit fees	$90,611		$81,867
Audit related fees	41,586	(1)	37,983

Total audit and audit related fees	$132,197		$119,850
Tax fees	6,900		7,598
All other fees	—		—

Total fees	$139,097		$127,448

(1)	Includes fees paid to PricewaterhouseCoopers LLP.

Audit-Related Fees

     The Audit-Related Fees set forth in the table above consist primarily of consulting on regulatory filings, acquisition audits of Edgil, and consulting and research on specific accounting issues that pertained to our on-going operations and the audit, including, technical research associated with revenue recognition, preferred and common financings, and purchase accounting rules.

Tax Fees

     The Tax Fees set forth in the table above are the aggregate fees paid by us for tax services including, the preparation of corporate tax returns.

     All Other Fees

     All Other Fees were zero for the periods presented.

     Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.

COMPENSATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2001, 2002 and 2003 by our (i) Chief Executive Officer, and (ii) executive officers, other than the CEO, whose salary for the 2003 fiscal year as determined by Regulation S-B, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executives”).

Summary Compensation Table

				Long-Term Compensation
			Annual	Awards	Payouts
			Compensation	Common Stock Underlying	All Other Compensation
Name and Principal Position	Year		Salary ($)	Options (#)	($)
Leslie Bernhard,	2003		$212,800	0	$0
President & Chief Executive	2002		$211,250	150,000	0
Officer	2001		251,680	100,000	0

Eli Rousso	2003		$212,800	0	$0
Executive Vice President &	2002		$209,450	150,000	0
Chief Technology Officer	2001		240,371	100,000	0

Jeffrey Baudo	2003		$191,700	0	$0
Chief Operating Officer	2002		$191,700	150,000	0
	2001	(1)	197,872	100,000	0

Anthony J. Fidaleo	2003		$125,000	20,000	$0
Vice President Finance &	2002	(2)	65,104	30,000	0
Chief Financial Officer

(1)	Since commencement of employment on January 22, 2001.

(2)	Since commencement of employment on June 24, 2002

     Option grants.

     The following tables show certain information with respect to incentive and non-qualified stock options granted in 2003 to the Named Executives under AdStar’s 1999 Stock Option Plan who received options and the aggregate value at December 31, 2003 of such options. The per share exercise price of all options is equal to the fair market value of a share of Common Stock on the date of grant. No options granted to any Named Executives have been exercised.

Option Grants in 2003
Individual Grants of Options

	Number of	Percent of Total
	Shares of	Options
	Common Stock	Granted to
	Underlying	Employees in	Exercise Price
Name	Option #	2003	($/Sh)	Expiration Date
Anthony J. Fidaleo (1)	20,000	5.9%	$2.06	December 2008

(1)	The options vest 1/3 on the each of the 3 one-year anniversary dates of the grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Shares		Dollar Value of
	Number of		Underlying		Unexercised In-the-
	Shares	Dollar	Unexercised Options at		Money Options at
	Underlying Options	Value Realized on	fiscal Year-End(1)		fiscal Year-End(1)
Name	Exercised	Exercise	Exercisable	Nonexercisable	Exercisable	Nonexercisable
Leslie Bernhard	—	$—	250,000	—	$84,514	$—
Eli Rousso	—	$—	250,000	—	$84,514	$—
Jeffrey Baudo	—	$—	216,667	33,333	$85,667	$20,593
Anthony J. Fidaleo	—	$—	10,000	40,000	$5,239	$10,478

(1)	Based on the closing price of the AdStar’s common stock on December 31, 2003 of $2.00.

Employment Contracts

     On July 1, 2002, AdStar entered into four-year employment agreements with each of Leslie Bernhard and Eli Rousso. Their prior agreements expired on June 30, 2002. Pursuant to her employment agreement, Leslie Bernhard was retained as our Chief Executive Officer and her total annual compensation was reduced to $212,800. Pursuant to his employment agreement, Eli Rousso was retained as our Executive Vice President and his total annual compensation was reduced to $212,800. Each agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement, separation and disability plans for employees or executives and for participation in other employee benefits applicable to employees and executives of AdStar. Each agreement further provides for fringe benefits which commensurate with the executive’s duties and responsibilities. Under each agreement, employment may be terminated by us with cause or by the executive with good reason. Termination by us without cause, or by the executive for good reason, would subject us to liability for liquidated damages in an amount equal to the terminated executive’s base salary for the remaining term of his or her employment agreement or 12 months, whichever is greater.

     In January 2001, AdStar entered into a 2-year employment contract with Mr. Jeffrey Baudo. Pursuant to his employment agreement, Mr. Baudo was retained as our Chief Operating Officer at an annual rate of $213,000 per year, and granted options to purchase 100,000 shares of AdStar’s common stock. Subsequently, as of July 1, 2002, Mr. Baudo agreed to an amendment to employment agreement reducing his annual rate of compensation to $191,700. Mr. Baudo’s contract was extended for one year with successive one year terms for the same salary under essentially the same terms and conditions, effective January 22, 2003. Mr. Baudo is the brother of Leslie Bernhard.

Compensation of Directors

     In 2003, one of our non-employee directors received options to purchase 75,000 shares of our common stock exercisable at the fair market value on the date of grant. 50,000 options vest on the date of grant and 25,000 on the 1st anniversary of the date of grant, provided the grantee is still a director on such date.

Limitation of Directors’ Liability and Indemnification

     The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate the personal liability of directors to corporations and their shareholders for monetary damages for breach of directors’ fiduciary duty of care. The AdStar’s Certificate of Incorporation limits the liability of its directors to AdStar or its stockholders to the fullest extent permitted by Delaware law.

     AdStar’s Certificate of Incorporation provides mandatory indemnification rights to any officer or director of AdStar who, by reason of the fact that he or she is an officer or director of AdStar, is involved in a legal proceeding of any nature. Such indemnification rights include reimbursement for expenses incurred by such officer or director in advance of the final disposition of such proceeding in accordance with the applicable provisions of the DGCL. Insofar as indemnification for liabilities under the Securities Act of 1933 (the “Act”) may be provided to officers and directors or persons controlling AdStar, AdStar has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 2002, AdStar issued to Marina Co. a nominee of the partners of Morse, Zelnick, Rose and Lander LLP, (a related party) AdStar’s legal counsel, 114,545 shares of restricted common stock, at fair market value as payment in full for $62,500 legal expenses accrued at December 31, 2002. In January 2002, the Company sold an additional 300,000 shares of common stock at a price of $0.50 per share. These shares were sold as part of a 1,300,000 share private placement made pursuant to Sections 4(2) and 4(6) of the Act, of which 1,000,000 were sold prior to December 31, 2002. In connection with this offering the Company issued warrants to purchase 130,000 shares of its common stock, at $0.75 as part of the placement agent fees, of which 22,137 were issued to Paulson Investment Company, Inc. The warrants expire on January 16, 2007. Also, in connection with this offering AdStar paid $65,000 to Paulson Investment Company, Inc., of which Chester Paulson is the controlling shareholder, as part of the placement agent fees.

     In January 2002, AdStar issued to Marina Co. a nominee of the partners of Morse, Zelnick, Rose and Lander LLP, (a related party) AdStar’s legal counsel, 114,545 shares of restricted common stock, at fair market value as payment in full for $62,500 legal expenses accrued at December 31, 2002. In January 2002, the Company sold an additional 300,000 shares of common stock at a price of $0.50 per share. These shares were sold as part of a 1,300,000 share private placement made pursuant to Sections 4(2) and 4(6) of the Act, of which 1,000,000 were sold prior to December 31, 2002. In connection with this offering the Company issued warrants to purchase 130,000 shares of its common stock, at $0.75 as part of the placement agent fees. The warrants expire on January 16, 2007

     In March 2002, the Board of Directors approved the sale of 1,443,457 shares of our Series A Preferred Stock to Tribune Company for an aggregate purchase price of approximately $1.8 million. Pursuant to automatic conversion provisions in the Tribune Company agreement, all 1,443,457 shares of Series A preferred stock automatically converted to an equivalent number of shares of common stock on April 1, 2004

     In December 2002 the Board of Directors approved the sale of shares of its Series B Preferred Stock to Tribune Company for an aggregate price of $1.5 million. The sale was split into two funding segments:

     (i) In December 2002, AdStar sold 1,200,000 shares of its Series B-1 Preferred Stock to Tribune Company for an aggregate purchase price of $900,000. These shares currently convert on a 1:1 basis. Shareholders of Series B-1 Preferred Stock are entitled to vote on all matters submitted to the stockholders for vote and as a single class with the Common Stock. The holders of Series B-1 Preferred Stock are entitled to one vote for each share; and

     (ii) In March 2003, AdStar sold 800,000 shares of its Series B-2 Preferred Stock to Tribune Company for an aggregate purchase price of $600,000. These shares currently convert on a 1:1 basis. Shareholders of Series B-2 Preferred Stock are entitled to vote on all matters submitted to the stockholders for vote and as a single class with the Common Stock. The holders of Series B-2 Preferred Stock are entitled to one vote for each share. In addition, on March 28, 2003, in exchange for all of the Series B-1 Preferred Stock plus accrued and unpaid dividends on those shares, issued in December 2002 to Tribune Company, AdStar issued an additional 1,200,000 shares of its Series B-2 Preferred Stock to the Tribune Company.

     In September 2003 the Company sold through a private placement offering 1,590,000 shares of its common stock to accredited investors, raising $1,987,500 in capital. In connection with this offering the Company paid a commission consisting of $198,750 in cash to Paulson Investment Company, Inc., which Chester Paulson is the controlling shareholder, as part of the placement agent fees, and issued warrants to purchase 159,000 shares of its common stock, of which 88,505 were issued to Paulson Investment Company, Inc. and 17,448 were issued to Chester Paulson.

     In December 2003, AdStar issued to Marina Co., a nominee of the partners of Morse, Zelnick, Rose and Lander LLP, AdStar’s legal counsel, 34,615 shares of restricted common stock, issued at fair market value as payment for $45,000 in legal services provided during 2003.

     In October, 2004, AdStar issued 25,000 shares of common stock to Marina Co. as payment of a bonus in connection with the $1.5 million convertible debt private placement with Laurus Partners.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

Stockholder Proposals

     Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2005 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s 2005 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than June 15, 2005. A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by August 29, 2005. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

Code of Conduct

We have adopted a code of conduct that applies to our principal executive officer, principal financial officer and other persons performing similar functions, as well all of our other employees and directors. This code of conduct is posted and can be viewed on our website at www.AdStar.com.

Proxy Materials

     We will mail our 2003 Annual Report, this Proxy Statement and the accompanying proxy card to stockholders beginning on or about October 13, 2004. The Annual Report and Proxy Statement will also be available on the Internet at www.AdStar.com. The Annual Report is not part of our proxy soliciting materials.

Reports and Financial Statements

     AdStar’s Annual Report for the year ended 2003, including Audited Financial Statements is included with this proxy material. The Financial Statements contained in the Annual Report are incorporated by reference and are part of this soliciting material.

     We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 including the financial statements and financial statement schedules included therein. All such requests should be directed to Eli Rousso, Corporate Secretary, AdStar, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292

     EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ELI ROUSSO
Eli Rousso, Secretary

Dated:	Marina del Rey, California
October 13, 2004

APPENDIX A

ADSTAR, INC.
2004 STOCK OPTION PLAN

     1. Purpose; Types of Awards; Construction.

               The purpose of the AdStar, Inc. 2004 Stock Option Plan (the “Plan”) is to align the interests of officers, other key employees, consultants and nonemployee directors of AdStar, Inc. (the “Company”) and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. To further such purposes, the Committee may grant options to purchase shares of the Company’s common stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934 and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     2. Definitions.

               As used in this Plan, the following words and phrases shall have the meanings indicated below:

               (a) “Agreement” shall mean a written agreement entered into between the Company and an Optionee in connection with an award under the Plan.

               (b) “Board” shall mean the Board of Directors of the Company.

               (c) “Cause,” when used in connection with the termination of an Optionee’s employment by the Company or the cessation of an Optionee’s service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee’s part shall be considered “willful” unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

               (d) “Change in Control” shall mean the occurrence of the event set forth in any of the following paragraphs:

               (i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

               (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

               (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

               For purposes of this Section 2(d), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

               (e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (f) “Committee” shall mean a committee established by the Board to administer the Plan.

               (g) “Common Stock” shall mean shares of common stock, $0.0001 par value, of the Company.

2

               (h) “Company” shall mean AdStar, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

               (i) “Disability” shall mean an Optionee’s inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

               (j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

               (k) “Fair Market Value” per share as of a particular date shall mean (i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

               (l) “Incentive Stock Option” shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

               (m) “Nonemployee Director” shall mean a member of the Board who is not an employee of the Company.

               (n) “Nonqualified Option” shall mean an Option that is not an Incentive Stock Option.

               (o) “Option” shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

               (p) “Optionee” shall mean a person who receives a grant of an Option.

               (q) “Option Price” shall mean the exercise price of the shares of Common Stock covered by an Option.

               (r) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

               (s) “Plan” shall mean this AdStar, Inc. 2004 Stock Option Plan.

               (t) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

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               (u) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

               (v) “Ten Percent Stockholder” shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3. Administration.

               The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be “nonemployee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.

               The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

               The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

               The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

               No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

     4. Eligibility.

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               Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     5. Stock.

               The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 1,200,000, subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

               If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

     6. Terms and Conditions of Options.

               Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

               (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

               (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

               (c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

               (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash.

               (e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all

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full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

               (f) Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option and (ii) with respect to an Optionee who is a Nonemployee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

               (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee’s employment or cessation of such Optionee’s service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Optionee’s employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death or Disability of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

               (h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

     7. Nonqualified Stock Options.

               Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

     8. Incentive Stock Options.

               Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.

               (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive

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Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

               (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

     9. Effect of Certain Changes.

               (a) In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

               (b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

     10. Surrender and Exchange of Awards.

               The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary (“Surrendered Option”), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

     11. Period During Which Awards May Be Granted.

               Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

     12. Nontransferability of Awards.

               Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

     13. Approval of Shareholders.

               The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of Company’s shareholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

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     14. Agreement by Optionee Regarding Withholding Taxes.

               If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a “Tax Event”), each Optionee who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 15 shall be made in its sole discretion.

     15. Amendment and Termination of the Plan.

               The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

     16. Rights as a Shareholder.

               An Optionee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9(a) hereof.

     17. No Rights to Employment or Service as a Director or Consultant.

               Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee’s employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

     18. Beneficiary.

               An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee’s estate shall be deemed to be the Optionee’s beneficiary.

     19. Governing Law.

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               The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

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ADSTAR, INC.
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
November 11, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Leslie Bernhard and Eli Rousso, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of AdStar, Inc. (“AdStar”) to be held at the offices of Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, New York, New York 1002, on November 11, 2004 at 9:00 A.M., Pacific Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of AdStar held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark “X” your votes as indicated :

1. ELECTION OF DIRECTORS: Leslie Bernhard, Eli Rousso, Jeffrey Baudo, Richard Salute and Arthur Salzfass

FOR election of all nominees	☐

WITHHOLD vote from all nominees	☐

FOR all nominees,	☐
EXCEPT for nominee(s) listed below from whom Vote is withheld.

2.	Approval of the AdStar, Inc. Stock Option Plan.

FOR ☐ AGAINST ☐  ABSTAIN  ☐

3.	Amendment of AdStar’s Certificate of Incorporation to increase the number of authorized shares of common stock to 40,000,000.

FOR ☐ AGAINST ☐  ABSTAIN  ☐

4.	Confirmation of the appointment of BDO Seidman LLP as auditors for AdStar for the year ending December 31, 2004.

FOR ☐ AGAINST ☐  ABSTAIN  ☐

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

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THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 and 4.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated:	, 2004

Signature of Stockholder

Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

     IMPORTANT — PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

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